                                                                  EXHIBIT 4.16



                            SERIES 1996-1 SUPPLEMENT





                          dated as of December 1, 1996
                                     to the

                      AMENDED AND RESTATED BASE INDENTURE
                          dated as of December 1, 1996

                                     among

                        TEAM FLEET FINANCING CORPORATION
                                   the Issuer

                            TEAM RENTAL GROUP, INC.
                                  the Servicer

                            TEAM RENTAL GROUP, INC.
                            the Team Interestholder

                                      and

                             BANKERS TRUST COMPANY
                                  the Trustee

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                  PRELIMINARY STATEMENT   . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE 1

                                                       DESIGNATION  . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE 2

                                                       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   2

                 Section 2.1      Incorporation of Schedule 1, Etc. . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Section 2.2      Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                        ARTICLE 3

                                               SECURITY; REPORTS; COVENANT  . . . . . . . . . . . . . . . . . . . . .  28

                 Section 3.1      Grant of Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Section 3.2      Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Section 3.3      Auction Acquired Vehicles . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                                        ARTICLE 4

                                                SERIES 1996-1 ALLOCATIONS   . . . . . . . . . . . . . . . . . . . . .  30

                 Section 4.1      Establishment of Series 1996-1 Collection Account, Series 1996-1 Excess
                                  Funding Account and Series 1996-1 Accrued Interest Account  . . . . . . . . . . . .  30
                 Section 4.2      Allocations with respect to the Series 1996-1 Notes . . . . . . . . . . . . . . . .  31
                 Section 4.3      Monthly Payments from the Series 1996-1 Accrued Interest Account  . . . . . . . . .  46
                 Section 4.4      Payment of Note Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 Section 4.5      Payment of Note Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                 Section 4.6      Servicer's or Team's Failure to Make a Deposit or Payment . . . . . . . . . . . . .  52
                 Section 4.7      Team Distribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                 Section 4.8      Class A Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                 Section 4.9      Class B Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                 Section 4.10     Class B Notes Subordinate to Class A Notes  . . . . . . . . . . . . . . . . . . . .  55
                 Section 4.11     Application of Liquidity Amount; Allocation of Certain Amounts to Interest  . . . .  55



                                                        ARTICLE 5

                                           RIGHT TO WAIVE PURCHASE RESTRICTIONS . . . . . . . . . . . . . . . . . . .  56

                 Section 5.1  Request for Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 Section 5.2  Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                        ARTICLE 6

                                                   AMORTIZATION EVENTS  . . . . . . . . . . . . . . . . . . . . . . .  60

                                                        ARTICLE 7


                                               FORM OF SERIES 1996-1 NOTES  . . . . . . . . . . . . . . . . . . . . .  61

                 Section 7.1  Class A Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                 Section 7.2  Class B Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                                                        ARTICLE 8

                                                         GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . .  63

Exhibit A-1      - Form of Restricted Global Class A Note
Exhibit A-2      - Form of Temporary Global Class A Note
Exhibit A-3      - Form of Permanent Global Class A Note
Exhibit B-1      - Form of Restricted Global Class B Note
Exhibit B-2      - Form of Temporary Global Class B Note
Exhibit B-3      - Form of Permanent Global Class B Note
Exhibit C        - Form of Consent

                 Series 1996-1 Supplement, dated as of December 1, 1996 (this "Supplement"), among Team Fleet Financing Corporation, a Delaware corporation ("TFFC" or the "Issuer"), Team Rental Group, Inc., a Delaware corporation ("Team"), as the Servicer (in such capacity, the "Servicer"), Team, as the holder of the Team Interest (in such capacity, the "Team Interestholder"), and Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee") under the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, the Servicer, Team, as the Team Interestholder, and the Trustee (as amended, supplemented or otherwise modified from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").


                             PRELIMINARY STATEMENT

                 WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that TFFC, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

                 NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DESIGNATION

                 There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes (as defined below) shall be designated generally as Fixed Rate Rental Car Asset Backed Notes, Series 1996-1. The Series 1996-1 Notes shall be issued in two classes. The Class A Rental Car Asset Backed Notes shall be designated generally as the Class A Notes and the Class B Rental Car Asset Backed Notes shall be designated generally as the Class B Notes. The Class A Notes and the Class B Notes are referred to collectively as the "Series 1996-1 Notes".

                 The Class B Notes are subordinated in right of payment to the Class A Notes to the extent set forth herein.

                 The proceeds from the sale of the Series 1996-1 Notes shall be deposited in the Series 1996-1 Collection Account (and allocated by the Trustee to the Series 1996-1 Excess Funding Account) and shall be paid to TFFC and used to purchase Vehicles for leasing to the Lessees under the Series 1996-1 Lease to the extent that Vehicles are available thereunder on the date hereof.

Any proceeds not so used to purchase Vehicles shall be deemed to be Principal Collections.

                 The Series 1996-1 Notes are a Segregated Series of Notes (as more fully described in the Base Indenture). All references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.



                                   ARTICLE 2

                                  DEFINITIONS

                 Section 2.1 Incorporation of Schedule 1, Etc. All capitalized terms not otherwise defined herein are defined in Schedule 1 to the Base Indenture. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1996-1 Notes and not to any other Series of Notes issued by TFFC.

                 Section 2.2 Defined Terms. The following words and phrases shall have the following meanings with respect to the Series 1996-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                 "Asset Amount Deficiency" with respect to the Series 1996-1 Notes, will occur if, at any time, either the Series 1996-1 Required Asset Amount exceeds the Series 1996-1 Aggregate Asset Amount or the sum of (i) the Net Book Value of all Series 1996-1 Segregated Repurchase Vehicles owned by the Issuer plus (ii) all cash and Permitted Investments on deposit in the Series 1996-1 Collection Account is less than 50% of the Series 1996-1 Aggregate Asset Amount.

                 "Base Indenture" has the meaning set forth in the preamble.

                 "Change of Percentage Notice" has the meaning set forth in
Section 5.1(a) of this Supplement.

                 "Class A Carryover Controlled Amortization Amount" means, with respect to the Class A Notes for any Related Month during the Class A Controlled Amortization Period, the sum of (x) the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A Notes for the previous Related Month plus any amounts in excess of the Liquidity Amount drawn from the Series 1996-1 Excess Funding Account on account of the related Class A Controlled Distribution Amount was less than the Class A Controlled Amortization Amount for such previous Related Month, and (y) the sum of the deficiencies, to the extent unpaid, for each Related Month prior thereto; provided, however, that for the first Related Month in the Class A Controlled Amortization Period, the Class A Carryover Controlled Amortization Amount shall be zero.

                 "Class A Collateral" means the Series 1996-1 Collateral and the Class A Distribution Account Collateral.

                 "Class A Controlled Amortization Amount" means with respect to any Related Month during the Class A Controlled Amortization Period, $13,833,334.

                 "Class A Controlled Amortization Period" means the period commencing at the close of business on May 1, 2001 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1996-1 Rapid Amortization Period, (ii) the date on which the Class A Notes are fully paid, (iii) the Series 1996-1 Termination Date, and (iv) the termination of the Indenture.

                 "Class A Controlled Distribution Amount" means, with respect to any Related Month during the Class A Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any Class A Carryover Controlled Amortization Amount for such Related Month.

                 "Class A Deficiency Amount" has the meaning specified in
Section 4.3(c) of this Supplement.

                 "Class A Distribution Account" has the meaning specified in
Section 4.8(a) of this Supplement.

                 "Class A Distribution Account Collateral" has the meaning specified in Section 4.8(d) of this Supplement.

                 "Class A Expected Final Distribution Date" means the May 2002 Distribution Date.

                 "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Notes, which is $166,000,000.

                 "Class A Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of principal payments made to Class A Noteholders on or prior to such date minus (c) all Losses allocated to the Class A Noteholders plus (d) all Recoveries allocated to the Class A Noteholders on or prior to such date.

                 "Class A Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12th of 1% of the Class A Invested Amount as of the preceding Distribution Date (or the Series 1996-1 Issuance Date, in the case of the initial Distribution Date).

                 "Class A Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Supplemental Servicing Fee accrued on such date and a fraction, the numerator of which shall be the Class A Invested Amount on such Distribution Date and the denominator of which shall be the sum of (x) the aggregate of the invested amounts for all outstanding Series of Notes on such Distribution Date plus (y) the Team Interest (including available subordinated amounts, if any, for all Series).

                 "Class A Non-Repurchase Percentage" means on any date of determination:

                          (a) when used with respect to Non-Repurchase Principal Collections during the Series 1996- 1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Class A Invested Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Series 1996-1 Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and
         (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (b) when used with respect to Non-Repurchase Principal Collections during the Series 1996- 1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Class A Invested Amount as of the end of the Series 1996-1 Revolving Period and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (c) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Non-Repurchase Losses allocated to the Class A Noteholders as of the end of the Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Non-Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Non-Repurchase Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of such Related Month;

                          (d) when used with respect to Non-Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Class A Invested Amount as of the end of the Related Month and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                          (e) when used with respect to Non-Repurchase Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Segregated Series of Notes on such date of determination.

                 "Class A Note Rate" means, for any Series 1996-1 Interest Period, 6.65% per annum; provided, however, that the Class A Note Rate will in no event be higher than the maximum rate permitted by applicable law.

                 "Class A Noteholder" means the Person in whose name a Class A
Note is registered in the Note Register.

                 "Class A Notes" means any one of the Fixed Rate Rental Car Asset Backed Notes, Class A, executed by TFFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

                 "Class A Repurchase Amount" has the meaning specified in
Article 8 of this Supplement.

                 "Class A Segregated Repurchase Percentage" means on any date of determination:

                          (a)     when used with respect to Segregated
         Repurchase Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Class A Invested Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and
         (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) the invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) the available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (b)     when used with respect to Segregated
         Repurchase Principal Collections during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Class A Invested Amount as of the end of the Series 1996-1 Revolving Period and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) the invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) the available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (c)     when used with respect to Segregated
         Repurchase Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Segregated Repurchase Losses allocated to the Class A Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Segregated Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Segregated Repurchase Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of such Related Month;

                          (d)     when used with respect to Segregated
         Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Class A Invested Amount as of the end of the Related Month and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and
         (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                          (e)     when used with respect to Segregated
         Repurchase Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Segregated Series of Notes on such date of determination.

                 "Class A Waiver Deficiency Adjustment Prepayments" has the meaning set forth in Section 5.2(a) of this Supplement.

                 "Class B Carryover Controlled Amortization Amount" means, with respect to the Class B Notes for any Related Month during the Class B Controlled Amortization Period, the sum of (x) the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class B Notes for the previous Related Month plus any amounts in excess of the Liquidity Amount drawn from the Series 1996-1 Excess Funding Account on account of the related Class B Controlled Distribution Amount was less than the Class B Controlled Amortization Amount for such previous Related Month, and (y) the sum of such deficiencies, to the extent unpaid, for each Related Month prior thereto; provided, however, that for the first Related Month in the Class B Controlled Amortization Period, the Class B Carryover Controlled Amortization Amount shall be zero.

                 "Class B Collateral" means the Series 1996-1 Collateral and the Class B Distribution Account Collateral.

                 "Class B Controlled Amortization Amount" means, with respect to any Related Month during the Class B Controlled Amortization Period, $10,000,000.

                 "Class B Controlled Amortization Period" means the period commencing as of the close of business on May 1, 2002 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1996-1 Rapid Amortization Period, (ii) the date on which the Class B Notes are fully paid, (iii) the Series 1996-1 Termination Date, and (iv) the termination of the Indenture.

                 "Class B Controlled Distribution Amount" means, with respect to any Related Month during the Class B Controlled Amortization Period, an amount equal to the sum of the Class B Controlled Amortization Amount and any Class B Carryover Controlled Amortization Amount for such Related Month.

                 "Class B Deficiency Amount" has the meaning specified in
Section 4.3(d) of this Supplement.

                 "Class B Distribution Account" has the meaning specified in
Section 4.9 of this Supplement.

                 "Class B Distribution Account Collateral" has the meaning specified in Section 4.9 of this Supplement.

                 "Class B Expected Final Distribution Date" means the June 2002 Distribution Date.

                 "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Notes, which is $10,000,000.

                 "Class B Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Noteholders on or prior to such date minus (c) all Losses allocated to the Class B Noteholders plus (d) all Recoveries allocated to the Class B Noteholders on or prior to such date.

                 "Class B Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12 of 1% of the Class B Invested Amount as of the preceding Distribution Date (or the Series 1996-1 Issuance Date, in the case of the initial Distribution Date).

                 "Class B Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Supplemental Servicing Fee accrued on such date times a fraction, the numerator of which shall be the Class B Invested Amount on such Distribution Date and the denominator of which shall be the sum of (x) the aggregate of the invested amounts for all outstanding Series of Notes on such Distribution Date plus (y) the Team Interest (including available subordinated amounts, if any, for all Series).

                 "Class B Non-Repurchase Percentage" means on any date of determination:

                          (a) when used with respect to Non-Repurchase Principal Collections during the Series 1996- 1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Class B Invested Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non- Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (b) when used with respect to Non-Repurchase Principal Collections during the Series 1996- 1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Class B Invested Amount as of the end of the Series 1996-1 Revolving Period and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) the invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (c) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Non-Repurchase Losses allocated to the Class B Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Non-Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Non-Repurchase Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of such Related Month;

                          (d) when used with respect to Non-Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Class B Invested Amount as of the end of the Related Month and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the

         Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                          (e) when used with respect to Non-Repurchase Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class B Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Segregated Series of Notes on such date of determination.

                 "Class B Note Rate" means, for any Series 1996-1 Interest Period, 7.10% per annum; provided, however, that the Class B Note Rate will in no event be higher than the maximum rate permitted by applicable law.

                 "Class B Noteholder" means the Person in whose name a Class A
Note is registered in the Note Register.

                 "Class B Notes" means any one of the Fixed Rate Rental Car Asset Backed Notes, Class B, executed by TFFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

                 "Class B Repurchase Amount" has the meaning specified in
Article 8 of this Supplement.

                 "Class B Segregated Repurchase Percentage" means on any date of determination:

                          (a)     when used with respect to Segregated
         Repurchase Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Class B Invested Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the

         Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in the clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (b)     when used with respect to Segregated
         Repurchase Principal Collections during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Class B Invested Amount as of the end of the Series 1996-1 Revolving Period and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (c)     when used with respect to Segregated
         Repurchase Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Segregated Repurchase Losses allocated to the Class B Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Segregated Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Segregated Repurchase Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of such Related Month;

                          (d)     when used with respect to Segregated
         Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Class B Invested Amount as of the end of the Related Month and (B) the Series 1996-1 Segregated Repurchase Percentage as of the end of the Related Month and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                          (e)     when used with respect to Segregated
         Repurchase Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class B Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Segregated Series of Notes on such date of determination.

                 "Collateral" means the Series 1996-1 Collateral.

                 "Collections" means Non-Repurchase Collections and Segregated Repurchase Collections.

                 "Consent" has the meaning set forth in Section 5.1(c) of this Supplement.

                 "Consent Period Expiration Date" has the meaning set forth in
Section 5.1(c) of this Supplement.

                 "Designated Amounts" has the meaning set forth in Section 5.1(b) of this Supplement.

                 "Determination Date" means the second Business Day prior to each Distribution Date.

                 "Disposition Proceeds" means the net proceeds (other than the portion of the Repurchase Price payable by the related Manufacturer or Guaranteed Payments) from the sale or disposition of a Vehicle to any Person, whether at auction or otherwise; provided, however, that Disposition Proceeds shall not include Termination Payments.

                 "Eligible Manufacturer" means Ford, Chrysler, General Motors, SAAB and Toyota and any other Manufacturer that (a) has an Eligible Repurchase Program, (b) has been approved by the Rating Agencies or has been reviewed by the Rating Agencies and the Rating Agencies have indicated that the inclusion of such

Manufacturer as an Eligible Manufacturer will not adversely affect the current rating of any Series of Notes, (c) if such Manufacturer has an unsecured long-term debt rating of less than "A" from Standard & Poor's or "A" from DCR, has been approved by the Required Beneficiaries, and (d) has been approved by each Enhancement Provider; provided, however, that upon the occurrence of a Manufacturer Event of Default with respect to such Manufacturer, such Manufacturer shall no longer qualify as an Eligible Manufacturer; and, provided, further, that Vehicles manufactured by Mazda may not comprise more than 15% in the aggregate of the Series 1996-1 Aggregate Asset Amount.

                 "Eligible Non-Repurchase Manufacturer" means each Eligible Manufacturer, Mazda and Nissan.

                 "Eligible Non-Repurchase Vehicle" means any automobile, van or truck, (a) which is owned by TFFC, (b) the Manufacturer of which is an Eligible Non-Repurchase Manufacturer, and (c) with respect to which either (i) the Trustee is noted as the first lienholder on the Certificate of Title therefor,
(ii) the Certificate of Title has been submitted to the appropriate state authorities for such notation or (iii) for which the Lessee has commenced the process to note the lien of the Trustee on the Certificate of Title within the time period specified in the related Lease; provided, however, if the actions provided in clauses (i) or (ii) are not sufficient in any state to cause the Trustee's Lien upon such Vehicles to be a perfected first Lien, then in order for a Vehicle titled in such state to be an "Eligible Non-Repurchase Vehicle", such action as is required to cause the Trustee's Lien to be a perfected first Lien shall have been taken by the Servicer.

                 "Eligible Repurchase Program" means, at any time, a Repurchase Program offered by an Eligible Manufacturer (a) pursuant to which the Repurchase Price (or the price guaranteed to be received at an auction conducted by or under the control of the Eligible Manufacturer) is at least equal to the Capitalized Cost of each Vehicle, minus all Depreciation Charges accrued with respect to such Vehicle prior to the date that the Vehicle is submitted for repurchase, minus Excess Mileage Charges, minus Excess Damage Charges and minus any other charges specified in such Repurchase Program, (b) that cannot be amended or terminated with respect to any Vehicle after the purchase of that Vehicle, and (c) the collateral assignment of the benefits of which to the Trustee has been acknowledged in writing by the related Manufacturer pursuant to an Assignment Agreement, and TFFC (and the Trustee on behalf of TFFC) has been provided with an opinion of counsel reasonably satisfactory to the Trustee that TFFC (and the Trustee on behalf of TFFC) can enforce the applicable Manufacturer's obligations thereunder; provided, however, that with respect to a Repurchase Program for any model year beginning with 1996 and thereafter, if the Series 1996-1 Notes are then being rated by Standard & Poor's or DCR, TFFC shall have received (i) confirmation by Standard & Poor's or DCR, as the case may be, that the acquisition of Vehicles pursuant to such Repurchase Program will not result in the reduction or withdrawal of any rating issued by Standard & Poor's or DCR in respect of such Series of Notes, and (ii) if there is a major change to a Repurchase Program during a model year, a written confirmation from each Rating Agency that the acquisition of Vehicles pursuant to such Repurchase program will not result in a reduction or withdrawal of any rating issued by each Rating Agency in respect of such Series of Notes.

                 "Eligible Repurchase Vehicle" means any automobile or light truck, (a) which at the time of purchase or financing by TFFC is eligible under an Eligible Repurchase Program, (b) which is owned by TFFC, and (c) with respect to which either (i) the Trustee is noted as the first lienholder on the Certificate of Title therefor or (ii) the Certificate of Title has been submitted to the appropriate state authorities for such notation; provided, however, if the actions provided in clauses (i) or (ii) are not sufficient in any state to cause the Trustee's Lien upon such Vehicles to be a perfected first Lien, then in order for a Vehicle titled in such state to be an "Eligible Repurchase Vehicle", such action as is required to cause the Trustee's Lien to be a perfected first Lien shall have been taken by the Servicer.

                 "Enhancement Percentage" means (for purposes of determining the Series 1996-1 Required Asset Amount) on any day, the percentage equal to the sum of (i) 20% times the Series 1996-1 Non-Repurchase Percentage on such day plus (ii) 14% times the Series 1996-1 Segregated Repurchase Percentage on such day.

                 "Excess Team Collections" has the meaning specified in Section 4.3(f) of this Supplement.

                 "Liquidity Amount" means, with respect to any date of determination, an amount equal to the product of 2.0% times the Aggregate Principal Balance of the Series 1996-1 Notes outstanding on the Series 1996-1 Issuance Date.

                 "Losses" means, on any date of determination, the sum of all Non-Repurchase Losses and Segregated Repurchase Losses.

                 "Maximum Manufacturer Percentage" means, with respect to any Eligible Manufacturer, the percentage amount set forth in Schedule 1 to this Supplement (as such schedule, subject to Rating Agency confirmation, may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof) specified for each Eligible Manufacturer with respect to

Non-Repurchase Vehicles and Repurchase Vehicles, as applicable, which percentage amount represents the maximum percentage of Eligible Vehicles which are permitted under the Series 1996-1 Lease to be Non-Repurchase Vehicles or Repurchase Vehicles, as the case may be, manufactured by such Manufacturer.

                 "Maximum Non-Repurchase Percentage" means, with respect to Non-Repurchase Vehicles, fifty percent (50%) or such other percentage amount agreed upon by the Lessor and the Lessees, subject to Rating Agency confirmation and the consent provisions of Section 5.1 of this Supplement, which percentage amount represents the maximum percentage of the Series 1996-1 Aggregate Asset Amount which is permitted under the Series 1996-1 Lease to be invested in Non-Repurchase Vehicles.

                 "Mazda" means Mazda Motor Corporation.

                 "Measurement Month" with respect to any date, means each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least 250 47 Non-Repurchase Vehicles were sold at auction and (b) at least one-twelfth of the aggregate Net Book Value of the Non- Repurchase Vehicles as of the last day of such calendar month or consecutive calendar months were sold at auction; provided, however, that no calendar month included in a Measurement Month shall be included in any other Measurement Month.

                 "Measurement Month Average" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds and Termination Payments of all Non- Repurchase Vehicles sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Vehicles on the dates of their respective sales.

                 "Monthly Total Principal Allocation" means the sum of all Segregated Series 1996-1 Principal Allocations with respect to a Related Month.

                 "Nissan" means Nissan Motor Co.

                 "Permanent Global Class A Note" has the meaning specified in
Section 7.1(b) of this Supplement.

                 "Permanent Global Class B Note" has the meaning specified in
Section 7.2(b) of this Supplement.

                 "Permitted Investments" means negotiable instruments or securities maturing on or before the related Distribution Date represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which is to be made by or is fully guaranteed by the united States of America; (ii) demand deposits, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or State banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1 and from DCR of at least D-1, in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's not lower than AA- or from DCR not lower than AA, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of at least A-1 and from DCR of at least D-1; (iv) demand deposits or time deposits which are fully insured by the Federal Deposit Insurance Corporation; (v) bankers' acceptances issued by any depositary institution or trust company described in clause (ii) above; (vi) investments in money market funds rated AA or AAm by Standard & Poor's or otherwise approved in writing by Standard & Poor's and a comparable rating from DCR or otherwise approved in writing by DCR; (vii) Eurodollar time deposits having a credit rating from Standard & Poor's of A-1 and from DCR of at least D-1; (viii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vii) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of A-1 by Standard & Poor's and at least D-1 by DCR or otherwise is approved as to collateralization by the Rating Agencies; and (ix) any other instruments or securities, if the Rating Agencies confirm in writing that such investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes.

                 "Rating Agencies" means, with respect to the Series 1996-1 Notes, Standard & Poor's and DCR.

                 "Recoveries" means, on any date of determination, the sum of all Non-Repurchase Recoveries and Segregated Repurchase Recoveries.

                 "Related Documents" means the collective reference to the documents referred to in clause (i) of the definition of

Related Documents in Schedule 1 to the Indenture and the Series 1996-1 Lease.

                 "Requisite Class A Noteholders" means Class A Noteholders holding 25% or more of the Class A Invested Amount.

                 "Restricted Global Class A Note" has the meaning specified in
Section 7.1(a) of this Supplement.

                 "Restricted Global Class B Note" has the meaning specified in
Section 7.2(a) of this Supplement.

                 "SAAB" means SAAB Cars USA, Inc.

                 "Series 1996-1 Accrued Interest Account" has the meaning specified in Section 4.1(c) of this Supplement.

                 "Series 1996-1 Aggregate Asset Amount" means, with respect to the Series 1996-1 Notes, for any date of determination, the sum, rounded to the nearest $100,000, of the Series 1996-1 Aggregate Non-Repurchase Asset Amount and the Series 1996-1 Aggregate Segregated Repurchase Asset Amount.

                 "Series 1996-1 Aggregate Non-Repurchase Asset Amount" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the lesser of (a) the Net Book Value of all Series 1996-1 Non-Repurchase Vehicles as of such date owned by the Issuer and (b) the Series 1996-1 Non-Repurchase Fleet Market Value, plus (ii) all amounts receivable as of such date with respect to any Series 1996-1 Non-Repurchase Vehicles which have been sold or deemed to be sold under the Related Documents plus (iii) with respect to any Series 1996-1 Non-Repurchase Vehicles that have been sold, any accrued and unpaid payments of Base Rent and Additional Base Rent under the Series 1996-1 Vehicle Lease with respect to such Series 1996-1 Non-Repurchase Vehicles (net of amounts set forth in clause (ii) above), plus (iv) cash and Permitted Investments allocable to the Series 1996-1 Notes on deposit in the Non-Repurchase Collection Account.

                 "Series 1996-1 Aggregate Segregated Repurchase Asset Amount" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Net Book Value of all Series 1996-1 Segregated Repurchase Vehicles as of such date owned by the Issuer and not turned in to the Manufacturer thereof pursuant to its Repurchase Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) all amounts (with certain limited exceptions) receivable as of such date from Manufacturers under Repurchase Programs with respect to Series 1996-1 Segregated Repurchase Vehicles turned in to such Manufacturers pursuant to any such Repurchase Program or delivered to an authorized auction, pursuant to any Repurchase

Program, plus (iii) all amounts receivable with respect to the disposition of Series 1996-1 Segregated Repurchase Vehicles as of such date from any other Person with respect to Series 1996-1 Segregated Repurchase Vehicles including, without limitation, from the sale of any ineligible Repurchase Vehicles, plus
(iv) with regard to Series 1996-1 Segregated Repurchase Vehicles that have been turned in to the Manufacturer or otherwise sold, any accrued and unpaid Base Rent under the Series 1996-1 Vehicle Lease with respect to such Series 1996-1 Segregated Repurchase Vehicles (net of amounts set forth in clauses (ii) and (iii) above), plus (v) cash and Permitted Investments allocable to the Series 1996-1 Notes on deposit in the Segregated Repurchase Collection Account.

                 "Series 1996-1 Available Subordinated Amount" means for any date of determination, the excess of (a) the sum of (i) the Series 1996-1 Available Subordinated Amount for the preceding Determination Date (or, in the case of the initial Determination Date, as of the Series 1996-1 Issuance Date),
(ii) the Series 1996-1 Available Subordinated Amount Incremental Recoveries for the Related Month and (iii) any other additional amounts contributed by TFFC to the Series 1996-1 Excess Funding Account or otherwise for allocation to the Series 1996-1 Available Subordinated Amount since the preceding Determination Date (or, in the case of the first Determination Date, since the Series 1996-1 Issuance Date) over (b) the sum of (i) the Series 1996-1 Available Subordinated Amount Incremental Losses for the Related Month and (ii) any amounts withdrawn from the Series 1996-1 Excess Funding Account and allocated to the Team Distribution Account; provided, however, that the Series 1996-1 Available Subordinated Amount for the period from the Series 1996-1 Issuance Date to the first Determination Date shall be $19,702,959.65.

                 "Series 1996-1 Available Subordinated Amount Incremental Losses" means for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to the Series 1996-1 Available Subordinated Amount.

                 "Series 1996-1 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to the Series 1996-1 Available Subordinated Amount.

                 "Series 1996-1 Available Subordinated Amount Maximum Increase" means $1,760,000; provided, however, if (i) a Series 1996-1 Credit Support Deficiency arises out of any Losses and (ii) the Rating Agencies shall have notified TFFC, Team and the Trustee in writing that after the cure of such Series 1996-1

Credit Support Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agency as they received prior to the occurrence of such Series 1996-1 Credit Support Deficiency, then the Series 1996-1 Available Subordinated Amount Maximum Increase shall not be limited in amount.

                 "Series 1996-1 Collateral" is defined in Section 3.1(a) of this Supplement.

                 "Series 1996-1 Collection Account" is defined in Section 4.1(b) of this Supplement.

                 "Series 1996-1 Controlled Amortization Period" means the Class A Controlled Amortization Period or the Class B Controlled Amortization Period, or both, as the context requires.

                 "Series 1996-1 Credit Support Amount" means, for any date of determination, the Series 1996-1 Available Subordinated Amount.

                 "Series 1996-1 Credit Support Deficiency" means, with respect to any date of determination, the amount, if any, by which the Series 1996-1 Minimum Credit Support Amount exceeds the Series 1996-1 Credit Support Amount.

                 "Series 1996-1 Deposit Date" is defined in Section 4.2 of this Supplement.

                 "Series 1996-1 Excess Funding Account" is defined in Section 4.1(c) of this Supplement.

                 "Series 1996-1 Interest Allocation" has the meaning specified in Section 4.2(a)(i) of this Supplement.

                 "Series 1996-1 Interest Period" means a period commencing on a Distribution Date and ending on the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 1996-1 Interest Period shall commence on the Series 1996-1 Issuance Date and end on February 16, 1997 and the second Series 1996-1 Interest Period shall commence on February 17, 1997 and end on the day preceding the next Distribution Date.

                 "Series 1996-1 Invested Amount" means, on any date of determination, the sum of the Class A Invested Amount and the Class B Invested Amount.

                 "Series 1996-1 Issuance Date" means December 19, 1996.

                 "Series 1996-1 Lease" means the Non-Repurchase Vehicle Lease, dated as of the date hereof, executed in connection with the issuance of the Series 1996-1 Notes, among TFFC, as lessor, certain subsidiaries and affiliates of Team and certain non-affiliates of Team, as lessees, and Team, as guarantor, as amended, supplemented or otherwise modified from time to time.

                 "Series 1996-1 Lease Payment Deficit" means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections and Interest Collections that would have been allocated with respect to the Related Month in respect of the Series 1996-1 Notes if all payments required to be made under the Leases with respect to the Related Month were paid in full, over (b) the aggregate amount of Principal Collections and Interest Collections with respect to the Related Month which were actually allocated in respect of the Series 1996-1 Notes.

                 "Series 1996-1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in Section 6(a) of this Supplement that continues for thirty (30) days (without double counting the one (1) Business Day cure period provided for in said Section 5(a); provided, however, that such event or condition shall not constitute a Series 1996-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, TFFC shall have contributed a portion of the Team Interest to the Series 1996-1 Available Subordinated Amount sufficient to cure the Series 1996-1 Credit Support Deficiency and (ii) the Rating Agency shall have notified TFFC, Team and the Trustee in writing that after such cure of such Series 1996-1 Credit Support Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agency as they received prior to the occurrence of such Series 1996-1 Credit Support Deficiency.

                 "Series 1996-1 Minimum Credit Support Amount" means, (a) the product of (i) the Series 1996-1 Minimum Non-Repurchase Credit Support Percentage times (ii) a dollar amount equal to (x) the Series 1996-1 Invested Amount as of such date, minus the product of (A) the aggregate amount of cash and Permitted Investments in the Collection Account allocable to Series 1996-1 Non-Repurchase Vehicles as of such date, times (B) a fraction, the numerator of which shall be the product of (1) the sum of the Series 1996-1 Invested Amount as of such date and the Series 1996-1 Available Subordinated Amount as of such date, and (2) the Series 1996-1 Non-Repurchase Percentage, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of such date and (II) the sum of the numerators used to determine the minimum credit support amounts relating to Non-Repurchase Vehicles for all Segregated Series of Notes as of such date, divided by (y) an amount equal to 100% minus the Series 1996-1 Minimum Non-Repurchase Credit Support Percentage as of such date, times (iii) the Series 1996-1 Non-Repurchase Percentage, plus (b) the product of (i) the Series 1996-1 Minimum Segregated Repurchase Credit Support Percentage, times (ii) a dollar amount equal to (x) the Series 1996-1 Invested Amount minus the product of (A) the aggregate amount of cash and Permitted Investments in the Collection Account allocable to Series 1996-1 Segregated Repurchase Vehicles as of such date, times (B) a fraction, the numerator of which shall be the product of (1) the sum of the Series 1996-1 Invested Amount as of such date and the Series 1996-1 Available Subordinated Amount as of such date, and (2) the Series 1996-1 Segregated Repurchase Percentage, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of such date and (II) the sum of the numerators used to determine the minimum credit support amounts relating to Segregated Repurchase Vehicles for all Series of Notes as of such date, divided by (y) an amount equal to 100% minus the Series 1996-1 Minimum Segregated Repurchase Credit Support Percentage as of such date, times (iii) the Series 1996-1 Segregated Repurchase Percentage.

                 "Series 1996-1 Minimum Non-Repurchase Credit Support Percentage" means, with respect to any date of determination, the greatest of
(a) an amount equal to (i) 20% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Series 1996-1 Invested Amount as of such date plus (y) the Series 1996-1 Available Subordinated Amount as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) to the lowest Measurement Month Average of any full Measurement Month within the preceding twelve calendar months minus (y) 20% minus (iii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Series 1996-1 Invested Amount as of such date plus (y) the Series 1996- 1 Available Subordinated Amount as of such date, and
(c) 14.5%.

                 "Series 1996-1 Minimum Segregated Repurchase Credit Support Percentage" means, with respect to any date of determination, the greater of
(a) an amount equal to (i) 14% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Series 1996-1 Invested Amount as of such date plus (y) the Series 1996-1 Available Subordinated Amount as of such date, and (b) 9.5%.

                 "Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage" means, on any date of determination:

                          (a) when used with respect to Non-Repurchase Principal Collections during the Series 1996- 1 Revolving

         Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (b) when used with respect to Non-Repurchase
         Principal Collections during the Series 1996-1 Controlled Amortization period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Series 1996-1 Revolving Period, and (B) the Series 1996-1 Non-Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non-Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                          (c) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Non-Repurchase Losses allocated to the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Non-Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Non-Repurchase

         Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of the Related Month; and

                          (d) when used with respect to Non-Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and (B) the Series 1996-1 Non-Repurchase Percentage for such day and the denominator of which shall be the greater of (I) the Aggregate Non-Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Non-Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Non- Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization).

                 "Series 1996-1 Non-Repurchase Fleet Market Value" means, with respect to all Series 1996-1 Non- Repurchase Vehicles, as of any date of determination, the sum of the respective Fair Market Values of each Series 1996-1 Non-Repurchase Vehicle.

                 "Series 1996-1 Non-Repurchase Percentage" means, on any date of determination, the percentage equivalent of a fraction, the numerator of which will be the aggregate Non-Repurchase Vehicle Value of all Series 1996-1 Non-Repurchase Vehicles as of such date and the denominator of which will be the sum of the aggregate Net Book Value of all Series 1996-1 Segregated Repurchase Vehicles and the aggregate Non-Repurchase Vehicle Values of all Series 1996-1 Non-Repurchase Vehicles as of such date.

                 "Series 1996-1 Non-Repurchase Principal Allocation" has the meaning specified in Section 4.2(a)(iii) of this Supplement.

                 "Series 1996-1 Non-Repurchase Vehicles" means the Non-Repurchase Vehicles leased under the Series 1996- 1 Lease.

                 "Series 1996-1 Noteholders" means the Class A Noteholders and the Class B Noteholders.

                 "Series 1996-1 Principal Allocation" has the meaning specified in Section 4.2(a)(s)(iii) of this Supplement.

                 "Series 1996-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1996- 1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1996-1 Notes are fully paid, (ii) the Series 1996-1 Termination Date and (iii) the termination of the Indenture.

                 "Series 1996-1 Required Asset Amount" means, at any time, the quotient of (a) the Class A Invested Amount at such time divided by (b) an amount equal to one hundred percent minus the Enhancement Percentage at such time.

                 "Series 1996-1 Revolving Period" means the period from and including the Series 1996-1 Issuance Date to the earlier of (i) the commencement of the Series 1996-1 Controlled Amortization Period and (ii) the commencement of the Series 1996-1 Rapid Amortization Period.

                 "Series 1996-1 Segregated Repurchase Available Subordinated Amount Percentage" means on any date of determination:

                 (a) when used with respect to Segregated Repurchase Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Issuance Date, and (II) as of the same date as in the clause
         (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                 (b) when used with respect to Segregated Repurchase Principal Collections during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Series 1996-1 Revolving Period and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Principal Collections (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization);

                 (c) when used with respect to Segregated Repurchase Recoveries, the percentage equivalent of a fraction the numerator of which shall be the cumulative amount of all unreimbursed Segregated Repurchase Losses allocated to the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Segregated Repurchase Losses for the Noteholders of all Segregated Series of Notes and the Team Interestholder (including all unreimbursed Segregated Repurchase Losses in respect of available subordinated amounts, if any, for all Segregated Series) as of the end of the Related Month; and

                 (d) when used with respect to Segregated Repurchase Losses, the percentage equivalent of a fraction, the numerator of which shall be the product of (A) the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and (B) the Series 1996-1 Segregated Repurchase Percentage for such day, and the denominator of which shall be the greater of (I) the Aggregate Segregated Repurchase Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Issuance Date and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Segregated Repurchase Losses (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization).

                 "Series 1996-1 Segregated Repurchase Percentage" means, on any date of determination, the percentage equivalent of a fraction, the numerator of which will be the aggregate Net Book Value of all Series 1996-1 Segregated Repurchase Vehicles as of such date and the denominator of which will be the sum of the aggregate Net Book Value of all Series 1996-1 Segregated

Repurchase Vehicles and the aggregate Non-Repurchase Vehicle Value of all Series 1996-1 Non-Repurchase Vehicles as of such date.

                 "Series 1996-1 Segregated Repurchase Vehicles" means the Segregated Repurchase Vehicles leased under the Series 1996-1 Lease.

                 "Series 1996-1 Termination Date" means the December 2002 Distribution Date.

                 "Series 1996-1 TFFC Agreements" has the meaning specified in
Section 3.1(a)(i) of this Supplement.

                 "Series 1996-1 Vehicles" means Series 1996-1 Segregated Repurchase Vehicles and Series 1996-1 Non- Repurchase Vehicles.

                 "Team Percentage" means on any date of determination, (a) when used with respect to Non-Repurchase Principal Collections (including Recoveries), Non-Repurchase Recoveries and Non-Repurchase Losses, an amount equal to one hundred percent minus the sum of (i) the invested percentages on such date (for all outstanding Segregated Series of Notes and all Classes of such Series of Notes) and (ii) the available subordinated amount percentages on such date (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization), in each case as such percentages are calculated on such date with respect to Non-Repurchase Principal Collections, Non-Repurchase Recoveries or Non-Repurchase Losses, as applicable; and (b) when used with respect to Segregated Repurchase Principal Collections (including Segregated Repurchase Recoveries), Segregated Repurchase Recoveries and Segregated Repurchase Losses, an amount equal to one hundred percent minus the sum of (i) the invested percentages on such date (for all outstanding Segregated Series of Notes and all classes of such Series of Notes) and (ii) the available subordinated amount percentages on such date (for all Segregated Series of Notes that provide for credit enhancement in the form of overcollateralization), in each case as such percentages are calculated on such date with respect to Segregated Repurchase Principal Collections, Segregated Repurchase Recoveries or Segregated Repurchase Losses, as applicable.

                 "Temporary Global Class A Note" has the meaning specified in
Section 7.1(b) of this Supplement.

                 "Temporary Global Class B Note" has the meaning specified in
Section 7.2(b) of this Supplement.

                 "TFFC Agreements" means the collective reference to the documents referred to in clause (i) of the definition of TFFC

Agreements in Schedule 1 to the Indenture and the Series 1996-1 TFFC
Agreements.

                 "Toyota" means Toyota Motor Sales, U.S.A., Inc.

                 "Vehicle" means a passenger automobile, van or truck purchased by TFFC and leased to a Lessee pursuant to the Series 1996-1 Lease.

                 "Waiver Deficiency" means, as of the applicable Consent Period Expiration Date, an amount, if greater than zero, calculated in accordance with the following formula:


Waiver Deficiency = (CA x B) + (CA x MSA) - (CB x A) - (ASA x A)
                    --------------------------------------------
                                     B + MSA

where "A" refers to the Class A Invested Amount, "B" refers to the Class B Invested Amount, "MSA" refers to the Series 1996-1 Minimum Credit Support Amount, "CA" refers to the invested amount of the Notes of the consenting Class A Noteholders, "CB" refers to the invested amount of the Notes of the consenting Class B Noteholders and "ASA" refers to the Series 1996-1 Available Subordinated Amount, in each case as of such Consent Period Expiration Date.


                                   ARTICLE 3

                          SECURITY; REPORTS; COVENANT

                 Section 3.1  Grant of Security Interest.

                 (a) To secure the Series 1996-1 Notes, TFFC hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Series 1996-1 Noteholders and the holder of the Team Interest (the Series 1996-1 Noteholders and the holder of the Team Interest being referred to in this Section 3.1 as the "Secured Parties"), and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in all of TFFC's right, title and interest in and to all of the following assets, property and interests of TFFC (other than as specified below) whether now owned or hereafter acquired or created (all of the foregoing, other than with respect to clause (v) below, being referred to as the "Series 1996-1 Collateral"):

                             (i) the rights of TFFC under the Series 1996-1 Lease (including rights against any guarantor of obligations of the Lessees thereunder) and any other agreements to which TFFC is a party other than the Repurchase Programs

         (collectively, the "Series 1996-1 TFFC Agreements"), including, without limitation, all monies due and to become due to TFFC from Team and the Lessees under or in connection with the TFFC Agreements, whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Series 1996-1 TFFC Agreements or otherwise, and all rights, remedies, powers, privileges and claims of TFFC against any other party under or with respect to the Series 1996-1 TFFC Agreements (whether arising pursuant to the terms of such Series 1996-1 TFFC Agreements or otherwise available to TFFC at law or in equity), including the right to enforce any of the Series 1996-1 TFFC Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Series 1996-1 TFFC Agreements or the obligations of any party thereunder;

                            (ii) (a) all Series 1996-1 Segregated Repurchase Vehicles owned by TFFC as of the Series 1996-1 Issuance Date and all Series 1996-1 Segregated Repurchase Vehicles acquired by TFFC during the term of the Indenture, and all Certificates of Title with respect to such Vehicles, (b) all Series 1996-1 Non- Repurchase Vehicles owned by TFFC as of the Series 1996-1 Issuance Date and all Series 1996-1 Non-Repurchase Vehicles acquired by TFFC during the term of the Indenture, and all Certificates of Title with respect to such Vehicles, (c) all Liens and property from time to time purporting to secure payment of any of the obligations or liabilities of the Lessees or Team arising under or in connection with the Series 1996-1 Lease, together with all financing statements filed in favor of, or assigned to, TFFC describing any collateral securing such obligations or liabilities, and (d) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations and liabilities of the Lessees or Team pursuant to the Series 1996-1 Lease;

                           (iii) all right, title and interest of TFFC in, to and under any Repurchase Programs relating to, and all monies due and to become due in respect of, the Series 1996-1 Segregated Repurchase Vehicles purchased from the Manufacturers under or in connection with the Repurchase Programs whether payable as Repurchase Vehicle repurchase prices, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Repurchase Programs or otherwise;

                            (iv) (a) the Collection Account, (b) all funds on deposit therein allocable to Series 1996- 1 Vehicles from time to time, (c) all certificates and instruments, if any, representing or evidencing any or all of the Collection Account or the funds on deposit therein allocable to Series 1996-1 Vehicles from time to time, and (d) all Permitted Investments made at any time and from time to time with the moneys allocable to Series 1996-1 Vehicles in the Collection Account (including in each case income thereon); and

                             (v) all proceeds of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Trustee is the loss payee thereof) and cash;

provided, however, the Series 1996-1 Collateral shall not include the Team Distribution Account, any funds on deposit therein from time to time, any certificates or instruments, if any, representing or evidencing any or all of the Team Distribution Account or the funds on deposit therein from time to time, or any Permitted Investments made at any time and from time to time with the moneys in the Team Distribution Account (including the income thereon).

                 Section 3.2 Reports. Not later than the second Business Day immediately preceding each Distribution Date, the Servicer shall furnish to the Trustee a Monthly Servicer's Certificate (which shall include the Liquidity Amount as of the last Business Day of the Related Month) and a Fleet Report with respect to the Series 1996-1 Collateral.

                 Section 3.3 Auction Acquired Vehicles. TFFC shall not be permitted to acquire any Auction Acquired Vehicle for which it does not have a new Certificate of Title if after giving to such acquisition the aggregate Net Book Value of all such Auction Acquired Vehicles exceeds 5% of the Series 1996-1 Aggregate Asset Amount.


                                   ARTICLE 4

                           SERIES 1996-1 ALLOCATIONS

                 With respect to the Series 1996-1 Notes only, the following shall apply:

                 Section 4.1 Establishment of Series 1996-1 Collection Account, Series 1996-1 Excess Funding Account and Series 1996-1 Accrued Interest Account.

                 (a) All Non-Repurchase Collections and Segregated Repurchase Collections allocable to the Class A Notes, the Class B Notes and the Series 1996-1 Available Subordinated Amount shall be allocated to the Collection Account.

                 (b) The Trustee will establish and maintain a segregated trust account for the benefit of the Series 1996-1 Noteholders (the " Series 1996-1 Collection Account"). This account shall be invested in accordance with
Section 5.1(d) and (f) of the Base Indenture.

                 (c) The Trustee will establish and maintain two administrative sub-accounts within the Series 1996- 1 Collection Account. One sub-account will be established for the benefit of the Series 1996-1 Noteholders and the Team Interestholder (such sub-account, the "Series 1996-1 Excess Funding Account"); the other sub-account established solely for administrative purposes (such sub-account, the "Series 1996-1 Accrued Interest Account").

                 Section 4.2 Allocations with respect to the Series 1996-1 Notes. The proceeds from the sale of the Series 1996-1 Notes, together with approximately $19,702,959.65 deposited with TFFC by Team as additional capitalization, will initially be deposited by the Trustee in the Series 1996-1 Collection Account and, concurrently with such initial deposit, allocated by the Trustee to the Series 1996-1 Excess Funding Account. On each Business Day on which amounts allocable to the Series 1996-1 Vehicles are deposited into the Collection Account (each such date, a "Deposit Date"), the Servicer will direct the Trustee to allocate all such amounts deposited into the Collection Account in accordance with the provisions of this Section 4.2.

                 (a) Allocations of Collections During the Revolving Period. During the Series 1996-1 Revolving Period, the Servicer will direct the Trustee to allocate, prior to 1:00 p.m. (New York City time) on each Deposit Date, all amounts deposited into the Collection Account (including Recoveries, which will be treated as Principal Collections) allocable to Series 1996-1 Vehicles as set forth below:

                          (s) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections).

                                  (i) allocate to the Series 1996-1 Collection
                          Account an amount equal to (x) the sum of (A) the Class A Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Interest Collections on such day and (B) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Interest
                          Collections on such   day, plus (y) the sum of (A)
                          the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Interest Collections on such day and (B) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Interest Collections on such day, which amounts will be further allocated to the Series 1996-1 Accrued Interest Account (for any such day, the sum of (x), (y) and (z), the "Series 1996-1 Interest Allocation");

                                  (ii) allocate to the Series 1996-1 Excess
                          Funding Account, an amount equal to the sum of (A) the Class A Non-Repurchase Percentage (as of such day) of the aggregate amount of such Collections which are Non-Repurchase Principal Collections on such day plus, (B) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of such Collections which are Non-Repurchase Principal Collections on such day plus (C) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of such Collections which are Non-Repurchase Principal Collections (for any such day, the sum of (A), (B) and (C), the "Series 1996-1 Non-Repurchase Principal Allocation");

                                  (iii) allocate to the Series 1996-1 Excess
                          Funding Account, an amount equal to the sum of (A) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of such Collections which are Segregated Repurchase Principal Collections, (B) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of such Collections which are Segregated Repurchase Principal Collections and (C) the Series 1996-1 Segregated Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Principal Collections on such day (for any such day, the sum of (A), (B) and (C), the "Series 1996-1 Segregated Repurchase Principal Allocation" and together with the Series 1996-1 Repurchase Principal Allocation and the Series 1996-1 Non-Repurchase Principal Allocation, the "Series 1996-1 Principal Allocation"); and

                                  (iv) allocate to the Team Distribution
                          Account an amount equal to sum of (A) the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Principal Collections on such date plus (B) the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Principal Collections on such day minus (C) any amounts, other than Servicing Fees, which have been withheld by the Servicer pursuant to Section 5.2(c) of the Base Indenture, to the extent that such amounts withheld under Section 5.2(c) of the Base Indenture represent all or part of the Team Interest Amount.

                          (t)     with respect to Non-Repurchase Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day and (y) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries plus (ii) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day, which Non-Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day to reinstate the Team

                          Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished).

                          (u)     with respect to Segregated Repurchase
                 Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day and (y) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day plus
                          (ii) the Series 1996-1 Segregated Repurchase
                          Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day, which Segregated Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day to reinstate the Team Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished).

                          (v) with respect to Non-Repurchase Losses (except as otherwise contemplated in the definition of Non-Repurchase Losses):

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount, and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Non- Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day plus (B) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day plus (C) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which amounts shall reduce the Series 1996-1 Available Subordinated Amount and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested Amount; and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which shall reduce the Team Interest Amount.

                          (w) with respect to Segregated Repurchase Losses (except as otherwise contemplated in the definition of Segregated Repurchase Losses):

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (B) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (C) the Series 1996-1 Segregated Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which amount shall reduce the Series 1996-1 Available Subordinated

                          Amount and, if the Series 1996-1 Available
                          Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested Amount; and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which shall reduce the Team Interest Amount.

                 (b) Allocations During the Series 1996-1 Controlled Amortization Period. During the Series 1996-1 Controlled Amortization Period, the Servicer will direct the Trustee to allocate, prior to 1:00 pm. (New York City time) on each Deposit Date, all amounts deposited in the Collection Account (including Recoveries, which will be treated as Principal Collections) allocable to Series 1996-1 Vehicles as set forth below:

                          (s) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                                  (i) allocate to the Series 1996-1 Collection
                          Account an amount equal to the Series 1996-1 Interest Allocation for such day as set forth in Section 4.2(a)(s)(i) above, which amount shall be further allocated to the Series 1996-1 Accrued Interest Account;

                                  (ii)     (A) during the Class A Controlled
                          Amortization Period, allocate to the Series 1996-1 Collection Account an amount equal to the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1996-1 Excess Funding Account; and (B) during the Class B Controlled Amortization Period, allocate to the Series 1996-1 Collection Account an amount equal to the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B Controlled Distribution

                          Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; and

                                  (iii) allocate to the Team Distribution
                          Account an amount determined as set forth in Section 4.2(a)(s)(iv) above for such day.

                          (t)     with respect to Non-Repurchase Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day and (y) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries plus (ii) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day, which Non-Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day to reinstate the Team Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished).

                          (u)     with respect to Segregated Repurchase
                 Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day and (y) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day plus
                          (ii) the Series 1996-1 Segregated Repurchase
                          Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day, which Segregated Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day to reinstate the Team Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished).

                          (v) with respect to Non-Repurchase Losses (except as otherwise contemplated in the definition of Non-Repurchase Losses):

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Non- Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day plus (B) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day plus (C) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which amount shall reduce the Series 1996-1 Available Subordinated Amount and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested Amount; and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which shall reduce the Team Interest Amount.

                          (w) with respect to Segregated Repurchase Losses (except as otherwise contemplated in the definition of Segregated Repurchase Losses):

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (B) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (C) the Series 1996-1 Segregated Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which amount shall reduce the Series 1996-1 Available Subordinated Amount and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested Amount; and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which shall reduce the Team Interest Amount.

                 (c) Allocations During the Series 1996-1 Rapid Amortization Period. With respect to the Series 1996-1 Rapid Amortization Period, the Servicer will direct the Trustee to allocate, prior to 1:00 pm. (New York City time) on any Deposit Date, the following amounts as set forth below:

                          (s) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                                  (i)      allocate to the Series 1996-1
                          Collection Account an amount equal to the Series 1996-1 Interest Allocation for such day as set forth in Section 4.2(a)(s)(i) above for such day, which amount shall be further allocated to the Series 1996-1 Accrued Interest Account;

                                  (ii)     allocate to the Series 1996-1
                          Collection Account an amount equal to the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes and, after the Class A Notes have been paid in full, shall be used to make principal payments in respect of the Class B Notes; and

                                  (iii)    allocate to the Team Distribution
                          Account an amount determined as set forth in Section 4.2(a)(s)(iv) above for such day.

                          (t)     with respect to Non-Repurchase Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day and (v) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries plus (ii) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day, which Non-Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Recoveries on such day to reinstate the Team Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Non-Repurchase Losses allocated thereto as described in clause (v) below and has not been subsequently replenished).

                          (u)     with respect to Segregated Repurchase
                 Recoveries:

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (i)(x) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day and (y) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day plus
                          (ii) the Series 1996-1 Segregated Repurchase
                          Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day, which Segregated Repurchase Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); and third to reinstate the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished); and

                                  (ii) allocate to the Team Interest Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Recoveries on such day to reinstate the Team Interest Amount (to the extent that the Team Interest Amount has theretofore been reduced as a result of any Segregated Repurchase Losses allocated thereto as described in clause (w) below and has not been subsequently replenished).

                          (v) with respect to Non-Repurchase Losses (except as otherwise contemplated in the definition of Non-Repurchase Losses):

                                  (i) allocate to the Class A Invested Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Non- Repurchase Percentage (as of such day) of the aggregate amount of Non-Purchase Losses on such day plus (B) the Class B Non-Repurchase Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day plus (C) the Series 1996-1 Non-Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which amounts shall reduce the Series 1996-1 Available Subordinated and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested amount; and

                                  (ii)  allocate to the Team Amount, an amount
                          equal to the Team Percentage (as of such day) of the aggregate amount of Non-Repurchase Losses on such day, which shall reduce the Team Interest
                 Amount.

                          (w) with respect to Segregated Repurchase Losses (except as otherwise contemplated in the definition of Segregated Repurchase Losses):

                                  (i)      allocate to the Class A Invested
                          Amount, the Class B Invested Amount and the Series 1996-1 Available Subordinated Amount an amount equal to the sum of (A) the Class A Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (B) the Class B Segregated Repurchase Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day plus (C) the Series 1996-1 Segregated Repurchase Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which amount shall reduce the Series 1996-1 Available Subordinated Amount and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, will reduce the Class B Invested Amount and, if the Class B Invested Amount has been reduced to zero, will reduce the Class A Invested Amount; and

                                  (ii)     allocable to the Team Interest
                          Amount an amount equal to the Team Percentage (as of such day) of the aggregate amount of Segregated Repurchase Losses on such day, which shall reduce the Team Interest Amount.

                 (d) Allocation Adjustments. Notwithstanding the foregoing provisions of this Section 4.2:

                 (A) amounts in excess of the Liquidity Amount allocated to the Series 1996-1 Excess Funding Account that are not required to make payments with respect to the Series 1996-1 Notes may be used to pay the principal amount of other Series of Notes that are then in amortization and, after such payment, any remaining funds in excess of the Liquidity Amount may, at TFFC's option, be (i) used to acquire Vehicles, to the extent Vehicles have been requested by the Lessees or
         (ii) transferred on any Distribution Date to the Team Distribution Account, to the extent that the Team Interest Amount equals or exceeds zero after giving effect to such payment and so long as no Series 1996-1 Credit Support Deficiency or Asset Amount Deficiency would result therefrom as indicated in the related Monthly Servicer's Certificate; provided, however, that funds in excess of the

         Liquidity Amount may be transferred to the Team Distribution Account on a day other than a Distribution Date if the Servicer furnishes to the Trustee an Officers' Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Servicer, on the next Distribution Date. Funds in the Team Distribution Account shall, at the option of TFFC, be available to acquire Vehicles, to the extent Eligible Vehicles have been requested by the Lessees, or for distribution to the Team Interestholder;

                 (B) in the event that the Servicer is not Team or an Affiliate of Team or if a Servicer Default has occurred and is continuing, the Servicer shall not be entitled to withhold any amounts pursuant to Section 5.2(c) of the Base Indenture and the Trustee shall deposit amounts payable to Team in the Collection Accounts pursuant to the provisions of Section 5.2 of the Base Indenture on each Series 1996-1 Deposit Date;

                 (C) any amounts withheld by the Servicer and not deposited in the Series 1996-1 Collection Account pursuant to Section 5.2(c) of the Base Indenture shall be deemed to be deposited in the Series 1996-1 Collection Account on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this Section 4.2;

                 (D) if there is more than one Series of Notes outstanding, then Sections 4.2(a)(s)(iv), 4.2(b)(s)(iii) and 4.2(c)(s)(iii) above shall not be duplicated with any similar provisions contained in any other Supplement and Team shall only be paid such amount once with respect to any Distribution Date;

                 (E) TFFC may, from time to time in its sole discretion, increase the Series 1996-1 Available Subordinated Amount by (i) transferring funds to the Series 1996-1 Excess Funding Account and
         (ii) delivering to the Servicer and the Trustee an Officers' Certificate setting forth the amount of such transferred funds and stating that such transferred funds shall be allocated to the Series 1996-1 Available Subordinated Amount; provided, however, (a) TFFC shall have no obligation to so increase the Series 1996-1 Available Subordinated Amount and (b) TFFC may not increase the Series 1996-1 Available Subordinated Amount at any time if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 1996-1 Available Subordinated Amount, would exceed the Series 1996-1 Available Subordinated Amount Maximum Increase; and

                 (F) in the event that the Series 1996-1 Credit Support Amount is reduced to less than the Series 1996-1 Minimum Credit Support Amount, an Amortization Event and a Series 1996-1 Limited Liquidation Event of Default shall be deemed to have occurred with respect to the Series 1996-1 Notes only if, after any applicable grace period, either the Trustee, by written notice to the Issuer, or the Required Noteholders, by written notice to the Issuer and the Trustee, declare that an Amortization Event has occurred; provided, however,
         (i) the Issuer may prevent an Amortization Event from occurring if, within one (1) Business Day after the occurrence of such Series 1996-1 Credit Support Deficiency, the Issuer contributes a portion of the Team Interest in an amount sufficient, in the aggregate, to eliminate such Series 1996-1 Credit Support Deficiency; provided, however, the amount of such contribution (together with the sum of the amounts of all prior contributions) shall not exceed the Series 1996-1 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 1996-1 Available Subordinated Amount (1) through Recoveries or from funds constituting repayments of principal under any intercompany demand note made by the Issuer in favor of Team, or (2) relating to an increase in the Series 1996-1 Minimum Credit Support Amount that results from (a) an increase in the ratio of Non-Repurchase Vehicles to all Vehicles, (b) a reduction in the aggregate amount of cash and Permitted Investments allocable to Series 1996-1 Vehicles in the Collection Account, or (c) a decline in the resale performance of Non-Repurchase Vehicles within the twelve calendar months preceding the applicable determination date, and (ii) the Issuer may prevent a Series 1996-1 Limited Liquidation Event of Default from occurring if within the thirty (30) day period after the occurrence of such Series 1996-1 Credit Support Deficiency (x) the Issuer contributes a portion of the Team Interest sufficient to eliminate such Series 1996-1 Credit Support Deficiency and (y) obtains written notice from the Rating Agencies to the Issuer, Team and the Trustee that after such cure of such Series 1996-1 Credit Support Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1996-1 Credit Support Deficiency.

                 Section 4.3 Monthly Payments from the Series 1996-1 Accrued Interest Account.

                 On each Determination Date, as provided below, the Servicer shall instruct the Trustee or the Paying Agent to withdraw, and on the following Distribution Date the Trustee or the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Series 1996-1 Collection Account pursuant to Sections 4.3(a), (b), (c), (d), (e) and (f) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 1996-1 Notes.

                 (a) Noteholder Counsel Fees and Disbursements. On each Determination Date after the occurrence and during the continuance of an Event of Bankruptcy with respect to Team, and before any deposits required to be made on such date to the Class A Distribution Account and the Class B Distribution Account have been made, the Servicer shall instruct the Trustee to withdraw from the Series 1996-1 Accrued Interest Account, to the extent funds are available from Interest Collections allocable to the Series 1996-1 Notes, for payment to counsel to the Series 1996-1 Noteholders, up to $500,000 in the aggregate in respect of legal fees and disbursements of such counsel, and remit such amount to such counsel. If sufficient funds are not available in the Series 1996-1 Accrued Interest Account, then the Trustee may withdraw funds pursuant to Section 4.11 for such purpose.

                 (b) Successor Servicer Fees. On each Distribution Date where Team is not the Servicer, and after the deposit (if applicable) described in Section 4.3(a), and before any deposits required to be made on such date to the Class A Distribution Account and the Class B Distribution Account have been made, the Servicer shall instruct the Trustee and the Paying Agent as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds are available from Interest Collections allocable to the Series 1996-1 Notes processed since the preceding Distribution Date in respect of an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (iii) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any Class A Monthly Supplemental Servicing Fees) and Class B Investor Monthly Servicing Fees (and any Class B Monthly Supplemental Servicing Fees) in respect of previous periods, minus (iv) the amount of any Class A Investor Monthly Servicing Fees and Class B Investor Monthly Servicing Fees (and Class A Monthly Supplemental Servicing Fees and Class B Monthly

Supplemental Servicing Fees) withheld by the Servicer since the preceding Distribution Date pursuant to Section 5.2(c) of the Base Indenture. On the following Distribution Date, the Trustee shall withdraw such amount from the Series 1996- 1 Accrued Interest Account and remit such amount to the Servicer.

                 (c) Note Interest with respect to the Class A Notes. On each Determination Date, the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3(a) and (b), instruct the Trustee and the Paying Agent as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds will be available from Interest Collections allocable to the Series 1996-1 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued for the related Interest Period which will be equal to the product of (i) the Class A Note Rate for the related Series 1996-1 Interest Period, and (ii) the Class A Invested Amount as of the previous Distribution Date after giving effect to any principal payments made and Losses and Recoveries allocated on such Distribution Date (or in the case of the initial Distribution Date, the Class A Initial Invested Amount), divided by twelve, and (y) then, an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, as of the preceding Distribution Date (together with any accrued interest on such class A Deficiency Amounts). If the amounts described in this Section 4.3(c) are insufficient, after taking into account amounts, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount, to pay such interest on any Distribution Date, payments of interest to the Class A Noteholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Class A Deficiency Amount." Interest shall accrue on the Class A Deficiency Amount at the Class A Note Rate. On the following Distribution Date, the Trustee shall withdraw the accrued interest on the Class A Notes (as determined above) and the Class A Deficiency Amount (together with accrued interest thereon) from the Series 1996-1 Accrued Interest Account and deposit such amount in the Class A Distribution Account.

                 (d) Note Interest with respect to the Class B Notes. On each Determination Date, subject to Section 4.10 of this Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account, and no payments on account of principal are then required to be made to the Class A Noteholders (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts), the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3(a) and

(b), instruct the Trustee and the Paying Agent as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds will be available from Interest Collections allocable to the Class B Notes which will have been processed from but not including the preceding Distribution Date through the succeeding Distribution Date, which amount shall be withdrawn in respect of (x) first, an amount equal to interest accrued for the related Series 1996-1 Interest Period which will be equal to the product of (i) the Class B Note Rate for the related Series 1996-1 Interest Period, and (ii) the Class B Invested Amount as of the previous Distribution Date after giving effect to any principal payments made and Losses and Recoveries allocated on such Distribution Date (or in the case of the initial Distribution Date, the Class B Initial Invested Amount), divided by twelve, and (y) then, an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, as of the preceding Distribution Date (together with any accrued interest on such Class B Deficiency Amounts). If the amounts described in this Section 4.3(d) are insufficient, after taking into account any funds in excess of the Liquidity Amount available in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount (subject to the provisions of Section 4.10 of this Supplement), to pay such interest on any Distribution Date, payments of interest to the Class B Noteholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Class B Deficiency Amount." Interest shall accrue on the Class B Deficiency Amount at the Class B Note Rate. On the following Distribution Date, the Trustee shall withdraw the accrued interest on the Class B Notes (as determined above) and the Class B Deficiency Amount (together with accrued interest thereon) from the Series 1996-1 Accrued Interest Account and deposit such amount in the Class B Distribution Account.

                 (e) Servicing Fee. On each Distribution Date where Team is the Servicer, the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3 (a), (c) and (d) of this Supplement, instruct the Trustee and the Paying Agent as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds are available from Interest Collections allocable to the Series 1996-1 Notes processed since the preceding Distribution Date in respect of an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing
Fee) accrued since the preceding Distribution Date, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing
Fee) accrued since the preceding Distribution Date, plus (iii) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any Class A Monthly Supplemental Servicing Fees) and Class B Investor Monthly Servicing Fees (and any Class B Monthly Supplemental Servicing

Fees) in respect of previous periods, minus (iv) the amount of any Class A Investor Monthly Servicing Fees and Class B Investor Monthly Servicing Fees (and Class A Monthly Supplemental Servicing Fees and Class B Monthly Supplemental Servicing Fees) withheld by the Servicer since the preceding Distribution Date pursuant to Section 5.2(c) of the Base Indenture. On the following Distribution Date, the Trustee shall withdraw such amount from the Series 1996-1 Accrued Interest Account and remit such amount to the Servicer.

                 (f) Balance. On each Distribution Date, the Servicer shall instruct the Trustee and the Paying Agent as to the balance (after making the payments required in Sections 4.3(a), (b), (c), (d) and (e) of this Supplement and any required payments of interest in respect of any other Series of Notes), if any, of the Interest Collections allocated to holders of the Series 1996-1 Notes since the preceding Distribution Date ("Excess Team Collections"). On the following Distribution Date (or, subject to compliance with the requirements of Section 4.2(d)(A)(ii) of this Supplement on any other day), the Paying Agent shall withdraw such balance from the Series 1996-1 Accrued Interest Account and pay such balance to the Team Distribution Account, to the extent that, after giving effect to such transfer, the Team Interest Amount equals or exceeds zero and provided that such payment will not cause an Asset Amount Deficiency or a Series 1996-1 Credit Support Deficiency to exist, as indicated on the Monthly Servicer's Certificate.

                 Section 4.4  Payment of Note Interest.

                 (a) Class A Notes. On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class A Noteholders from the Class A Distribution Account the amount deposited in the Class A Distribution Account for the payment of interest pursuant to
Section 4.3(c) of this Supplement and, to the extent necessary to pay interest on the Class A Notes, amounts, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount.

                 (b) Class B Notes. On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base indenture but subject to Section 4.10 of this Supplement, pay to the Class B Noteholders from the Class B Distribution Account the amount deposited in the Class B Distribution Account for the payment of interest pursuant to Section 4.3(d) of this Supplement and, to the extent necessary to pay interest on the Class B Notes (subject to Section 4.10 of this Supplement), amounts, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount.

                 Section 4.5  Payment of Note Principal.

                 (a)      Class A Notes.

                          (i) Commencing on the second Determination Date after
                 the commencement of the Class A Controlled Amortization Period or the first Determination Date after the commencement of the Series 1996-1 Rapid Amortization Period, the Servicer shall instruct the Trustee and the Paying Agent as to the amount of Principal Collections allocated to the Class A Notes during the Related Month pursuant to Section 4.2(b)(s)(ii) or 4.2(c)(s)(ii) of this Supplement. Commencing on the second Distribution Date after the commencement of the Series 1996-1 Controlled Amortization Period or the first Distribution Date after the commencement of the Series 1996-1 Rapid Amortization Period the Trustee shall withdraw such amount from the Series 1996-1 Collection Account and deposit such amount in the Class A Distribution Account, to be paid pro rata to the holders of the Class A Notes on account of payment of principal and, to the extent necessary to pay such principal, withdraw funds, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount; provided, however, that with respect to the final Distribution Date, the Trustee shall, in accordance with the written instructions of the Servicer, withdraw from the Series 1996-1 Collection Account an amount which (in the aggregate) is no greater than the Class A Invested Amount as of the end of the day on the preceding Record Date. The entire principal amount of all Outstanding Class A Notes shall be due and payable on the Series 1996-1 Termination Date.

                          (ii) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 4.5(a)(i) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class A Noteholders the amount deposited in the Class A Distribution Account for the payment of principal pursuant to
                 Section 4.5(a)(i) of this Supplement and, to the extent necessary to pay principal on the Class A Notes, amounts, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount.

                 (b)      Class B Notes.

                          (i) Commencing on the second Determination Date after the commencement of the Class B Controlled Amortization Period or the first Determination Date after the commencement of the Series 1996-1 Rapid Amortization Period, provided that the Class A Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent as to the amount allocated to the Class B Notes during the Related Month pursuant to Section 4.2(b)(s)(ii) and 4.2(c)(s)(ii) of this Supplement. Commencing on the second Distribution Date after the commencement of the Series 1996-1 Controlled Amortization Period or the first Distribution Date after the commencement of the Series 1996-1 Rapid Amortization period, the Trustee shall, subject to Section 4.10 of this Supplement, withdraw such amount from the Series 1996-1 Collection Account and deposit such amount in the Class B Distribution Account, to be paid pro rata to the holders of the Class B Notes on account of payment of principal and, to the extent necessary to pay such principal, withdraw funds, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount; provided, however, that with respect to the final Distribution Date, the Trustee shall withdraw from the Series 1996-1 Collection Account and the Series 1996-1 Non-Repurchase Collection Account an amount which (in the aggregate) is no greater than the Class B Invested Amount as of the end of the day on the preceding Record Date. Subject to Section 4.10 of this Supplement, the entire principal amount of all Outstanding Class B Notes shall be due and payable on the Series 1996-1 Termination Date.

                          (ii) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 4.5(b)(i) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class B Noteholders the amount deposited in the Class B Distribution Account for the payment of principal pursuant to
                 Section 4.5(b)(i) of this Supplement and, to the extent necessary to pay principal on the Class B Notes, amounts, if any, on deposit in the Series 1996-1 Excess Funding Account in excess of the Liquidity Amount (subject to Section 4.10 of this Supplement).

                 Section 4.6 Servicer's or Team's Failure to Make a Deposit or Payment.

                 If the Servicer or Team fails to make, or give notice or instructions to make, any payment from or deposit to the Collection Account, the Series 1996-1 Collection Account or the Series 1996-1 Accrued Interest Account required to be made or given by the Servicer or Team, respectively, at the time specified in the Indenture (including applicable grace periods), the Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee, in the event it elects to do so, to make such a payment. Such funds shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Servicer.

                 Section 4.7 Team Distribution Account. On each Distribution Date, the Trustee shall instruct the Paying Agent to transfer to the Team Distribution Account (i) all funds in the Collection Account allocable to Series 1996-1 Vehicles that have been allocated to the Team Distribution Account as of such Distribution Date and (ii) all funds that were previously allocated to the Team Distribution Account but not transferred to the Team Distribution Account.

                 Section 4.8  Class A Distribution Account.

                 (a) Establishment of Class A Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, or cause to be established and maintained, an account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Class A Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class A Distribution Account. If the Class A Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class A Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and transfer all cash and investments from the non-qualifying Class A Distribution Account into the new Class A Distribution Account. Initially, the Class A Distribution Account will be established with the Trustee.

                 (b) Administration of the Class A Distribution Account. The Servicer shall instruct the institution maintaining the Class A Distribution Account to invest funds on deposit in the Class A Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Class A Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. The Trustee shall hold, for the benefit of the Class A Noteholders and the Servicer, possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (i) of the definition thereof from the time of purchase thereof until the time of maturity.

                 (c) Earnings from Class A Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class A Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class A Distribution Account shall be deemed to be available and on deposit for distribution.

                 (d) Class A Distribution Account Constitutes Additional Collateral for Class A Notes. In order to secure and provide for the repayment and payment of the TFFC Obligations with respect to the Class A Notes (but not the other Notes), TFFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, all of TFFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class A Distribution Account; (ii) all funds on deposit therein from time to time;
(iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with moneys in the Class A Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class A Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Distribution Account and in all proceeds thereof. The Class A Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders.

                 Section 4.9  Class B Distribution Account.

                 (a) Establishment of Class B Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class B Noteholders, or cause to be established and maintained, an account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders. The Class B Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class B Distribution Account. If the Class B Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class B Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and transfer all cash and investments from the non-qualifying Class B Distribution Account into the new Class B Distribution Account. Initially, the Class B Distribution Account will be established with the Trustee.

                 (b) Administration of the Class B Distribution Account. The Servicer shall instruct the institution maintaining the Class B Distribution Account to invest funds on deposit in the Class B Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Class B Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. The Trustee shall hold, for the benefit of the Class B Noteholders and the Servicer, possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (i) of the definition thereof from the time of purchase thereof until the time of maturity.

                 (c) Earnings from Class B Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class B Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class B Distribution Account shall be deemed to be available and on deposit for distribution.

                 (d) Class B Distribution Account Constitutes Additional Collateral for Class B Notes. In order to secure and provide for the repayment and payment of the TFFC Obligations with respect to the Class B Notes (but not the other Notes), TFFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class B Noteholders, all of TFFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class B Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with moneys in the Class B Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class B Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Distribution Account and in all proceeds thereof. The Class B Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class B Noteholders.

                 Section 4.10 Class B Notes Subordinate to Class A Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes. No payments on account of principal shall be made with respect to the Class B Notes until the Class A Notes have been paid in full and no payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts) have been paid in full.

                 Section 4.11 Application of Liquidity Amount; Allocation of Certain Amounts to Interest.

         (a) Application of Liquidity Amount. Notwithstanding anything to the contrary contained herein or in any other Related Document, funds in an amount not less than the Liquidity Amount (including such portion of the funds deposited in the Series 1996-1 Excess Funding Account on the Series 1996-1 Issuance Date pursuant to Section 4.2) shall at all times, except as specified in this Section 4.11, be retained in the Series 1996-1 Excess Funding Account, and such retained funds (i) shall not be used to pay the principal amount of other Series or to finance or acquire Vehicles pursuant to Section 4.2(d)(A),
(ii) shall not be transferred to the Team Interest Account, and (iii) shall not be used to pay interest or principal on the Series 1996-1 Notes pursuant to Sections 4.3 through 4.6; provided, however, that upon the occurrence and during the continuance of an Event of Bankruptcy with respect to Team or the Issuer, or upon the commencement of and during the Series 1996-1 Rapid Amortization Period, funds that have been retained in the Series 1996-1 Excess Funding Account pursuant to this Section 4.11 may be used to pay interest, the $500,000 legal fees and disbursements reserve provided for in Section 4.3(a) of this Supplement and the fees of any successor Servicer provided for in Section 4.3(b) of this Supplement then currently due and payable, pursuant to the Base Indenture as supplemented by this Supplement, in respect of the Series 1996-1 Notes.

         (b) Allocation of Certain Amounts to Interest. Notwithstanding anything to the contrary set forth in the Indenture, for the period ending on the earlier of (x) the date that is five months after the occurrence of an Event of Bankruptcy with respect to Team and (y) the date on which the underlying case, application or petition with respect to such Event of Bankruptcy is withdrawn or dismissed or any stay thereunder in respect of the Trustee is lifted, all Disposition Proceeds, Guaranteed Payments and Repurchase Prices received by the Issuer or the Trustee (including by deposit into the Series 1996-1 Collection Account) during the period from and including the date of such occurrence to but excluding the 30th day thereafter, in an amount not to exceed 2% of the Invested Amount of the Series 1996-1 Notes as of the date of such Event of Bankruptcy, shall be allocated and distributed solely in respect of interest on the Notes as the same shall become due and payable pursuant hereto to the extent Interest Collections allocated and distributed pursuant to this Article 4 are otherwise insufficient to pay such amounts.
Upon the expiration of the period described in clauses (x) and (y) of this
Section 4.11(b), Disposition Proceeds, Guaranteed Payments and Repurchase Prices shall be allocated and distributed in accordance with this Article 4 (exclusive of this Section 4.11(b)).


                                   ARTICLE 5

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

                 Section 5.1  Request for Waiver.

                 (a) Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from the Issuer requesting an adjustment of either the Maximum Manufacturer Percentage with respect to any Eligible Manufacturer or the Maximum Non-Repurchase Percentage with respect to Non-Repurchase Vehicles (such notice, a "Change of Percentage Notice"), each Class A Noteholder may, at its option upon any failure to obtain Rating Agency confirmation in connection with such adjustment, waive the Maximum Manufacturer Percentage or the Maximum Non-Repurchase Percentage, as the case may be, if (i) no Amortization Event exists and (ii) the Requisite Class A Noteholders consent to the waiver of such Vehicle purchase restrictions. In addition, in such event, each Class B Noteholder may, at its option, waive the Maximum Manufacturer Percentage or the Maximum Non-Repurchase Percentage, as the case may be, if (i) no Amortization Event exists and (ii) the Requisite Class A Noteholders consent to the waiver of such Vehicle purchase restrictions.

                 (b) Upon (x) receipt by the Trustee of a Change of Percentage Notice and (y) any failure, after giving effect to the leasing of any Vehicle under the Series 1996-1 Lease, of the Lessees to satisfy the conditions in Section 2.7 of the Series 1996-1 Lease, all Series 1996-1 Principal Allocations allocated to the Series 1996-1 Excess Funding Account (the "Designated Amounts") from the date the Trustee receives a Change of Percentage Notice through the Consent Period Expiration Date or, if the Trustee receives Consent from the Requisite Class A Noteholders in accordance with the next following paragraph, through the date on which the Payments described in clauses (i) through (iii) below shall have been paid in full, shall be held by the Trustee in the Series 1996-1 Collection Account for ratable distribution as described below.

                 (c) Within ten (10) Business Days after the Trustee receives a Change of Percentage Notice, the Trustee shall furnish notice thereof to the Series 1996-1 Noteholders, which notice shall be accompanied by a form of consent (each a "Consent") in the form of Exhibit C hereto by which the Series 1996-1 Noteholders may, on or before the Consent Period Expiration Date, consent to the waiver of the Vehicle purchase restrictions. If the Trustee receives Consents from the Requisite Class A Noteholders agreeing to waiver of such percentages within forty-five (45) days after the Trustee notifies the Series 1996-1 Noteholders of a Change of Percentage Notice (the day on which such forty-five (45) day period expires the "Consent Period_Expiration Date"), (i) the conditions in Section 2.7 of the Series 1996-1 Lease relating to the Maximum Non-Repurchase Percentage or the Maximum Manufacturer Percentage will be deemed not to include the definition of such term set forth in Article 2 of this Series Supplement, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agencies with notice of the waiver of such Vehicle purchase restrictions. Any Class A or Class B Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver of the Maximum Manufacturer Percentage and/or the Maximum Non-Repurchase Percentage, as the case may be.

                 Section 5.2  Consents.

                 (a) If the Trustee receives Consents from the Requisite Class A Noteholders on or before the Consent Period Expiration Date and a Waiver Deficiency exists, then, at the option of the Issuer, either (i) the Class A Noteholders that consent to waive will (as described in the following two paragraphs) receive early prepayment (in part) of the principal amount of their Notes (such payment to be distributed to each such consenting Class A Noteholder pro rata in the ratio that the aggregate principal amount of Class A Notes held by such consenting Class A Noteholders bears to the aggregate principal amount of all Class A Notes held by all consenting Class A Noteholders) until the Waiver Deficiency no longer exists (such prepayments and premiums, "Class A Waiver Deficiency Adjustment Prepayments") or (ii) the Issuer, at its option, may increase the Series 1996-1 Available Subordinated Amount by an amount sufficient to cure such Waiver Deficiency.

                 (b) If the Trustee receives Consents from the Requisite Class A Noteholders on or before the Consent Period Expiration Date, then (whether or not a Waiver Deficiency exists) on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

                             (i) to the non-consenting Class A Noteholders, if any, pro rata up to the amount required to pay all Class A Notes held by such non-consenting Class A Noteholders in full;

                            (ii) any remaining Designated Amounts to the consenting Class A Noteholders, if any, pro rata up to the amount required to pay all Class A Waiver Deficiency Adjustment Prepayments, if any, in full;

                           (iii) any remaining Designated Amounts to the non-consenting Class B Noteholders, if any, pro rata up to the amount required to pay all Class B Notes held by such nonconsenting Class B Noteholders in full; and

                            (iv) any remaining Designated Amounts to the Series l996-1 Excess Funding Account.

                 (c) Following such Distribution Date, the Servicer will allocate to the Series 1996-1 Collection Account on a daily basis all Designated Amounts collected on such day until the date on which the payments described in clauses (i) through (iii) below shall have been paid in full. On each following Distribution Date, the Trustee, at the direction of the Servicer, will withdraw a portion of such Designated Amounts from the Series 1996-1 Collection Account and deposit same in the Class A

Distribution Account and, to the extent the Designated Amounts available exceed the amounts required to be distributed to the Class A Noteholders, in the Class B Distribution Account, for distribution as follows:

                             (i) to the non-consenting Class A Noteholders, if any, pro rata, in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date, plus (B) the Class B Invested Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date, plus (C) the Series 1996-1 Available Subordinated Amount Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during the Series 1996-1 Rapid Amortization Period, but, if the Waiver Event has occurred during the Series 1996-1 Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the aggregate principal balance of the Class A Notes held by the non-consenting Class A Noteholders;

                            (ii) any remaining Designated Amounts to the consenting Class A Noteholders, if any, pro rata, in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts as of the applicable Determination Date, plus (B) the Class B Invested Percentage of such Designated Amounts as of the applicable Determination Date, plus (C) the Series 1996-1 Available Subordinated Amount Percentage of such Designated Amounts as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during the Series 1996-1 Rapid Amortization Period, or, if the Waiver Event has occurred during the Series 1996-1 Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the amount required to pay all Class A Waiver Deficiency Adjustment Prepayments, if any, in full;

                           (iii) any remaining Designated Amounts to the non-consenting Class B Noteholders, if any, pro rata in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts as of the applicable Determination Date, plus (B) the Class B Invested Percentage of such Designated Amounts as of the applicable Determination Date, plus (C) the Series 1996-1 Available Subordinated Amount Percentage of such Designated Amounts as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during the Series 1996-1 Rapid Amortization Period, or, if the Waiver Event has occurred during the Series 1996-1 Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the aggregate principal balance of the Class B Notes held by the non-consenting Class B Noteholders; and

                            (iv) any remaining Designated Amounts to the Series 1996-1 Excess Funding Account.

                 In the event that the Series 1996-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Change of Percentage Notice, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 1996-1 Noteholders.


                                   ARTICLE 6

                              AMORTIZATION EVENTS

                 In addition to the Amortization Events set forth in Section
9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1996-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 1996-1 Notes):

                 (a) A Series 1996-1 Credit Support Deficiency shall occur and exist for more than one (1) Business Day unless during such one (1) Business Day period the Issuer or the Servicer shall have cured the Series 1996-1 Credit Support Deficiency in accordance with the terms and conditions of this Supplement; or

                 (b) if all principal and interest of the Class A Notes or the Class B Notes is not paid in full on or before the applicable Expected Final Distribution Date; or

                 (c) any Related Document is not in full force and effect, or the Issuer, Team or the Servicer so asserts in writing.

                 In the case of any event described in clause (a) through (c), an Amortization Event will be deemed to have occurred with respect to the Series 1996-1 Notes only if, after any applicable grace period described in such clause, either the

Trustee, by written notice to the Issuer, or the Required Noteholders of such Series, by written notice to the Issuer and the Trustee, declare as of the date of such notice, an Amortization Event has occurred.

                 The occurrence of the event described in clause (a) above shall also be a Series 1996-1 Limited Liquidation Event of Default unless (i) during the thirty (30) day period after the occurrence of the Series 1996-1 Credit Support Deficiency the Issuer or the Servicer shall have cured the Series 1996-1 Credit Support Deficiency and (ii) the Rating Agencies shall have notified the Issuer, Team and the Trustee in writing that after the cure of such Series 1996-1 Credit Support Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same ratings from the Rating Agencies as they received prior to the occurrence of such Series 1996-1 Credit Support Deficiency.


                                   ARTICLE 7


                          FORM OF SERIES 1996-1 NOTES

                 Section 7.1  Class A Notes.

                 (a) Restricted Global Class A Note. Class A Notes to be issued in the United States will be issued in book-entry form of and represented by a permanent global Class A Note in fully registered form without interest coupons (the "Restricted Global Class A Note"), substantially in the form set forth in Exhibit A-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                 (b) Temporary Global Class A Note; Permanent Global Class A Note. Class A Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a temporary global Class A Note in registered form without interest coupons, substantially in the form of Exhibit A- 2 hereto (the "Temporary Global Class A

Note"), which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a permanent global Class A
Note in registered form without interest coupons, substantially in the form of Exhibit A-3 hereto (the "Permanent Global Class A Note"), in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A Note will be exchangeable for definitive Class A Notes in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

                 Section 7.2  Class B Notes.

                 (a) Restricted Global Class B Note. Class B Notes to be issued in the United States will be issued in book-entry form of and represented by a permanent global Class B Note in fully registered form without interest coupons (the "Restricted Global Class B Note"), substantially in the form set forth in Exhibit B-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, an in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                 (b) Temporary Global Class B Note; Permanent Global Class B Note. Class B Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the United States Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a temporary global Class B Note in registered form without interest coupons, substantially in the form of Exhibit B-2 hereto (the "Temporary Global Class B Note"), which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a permanent global Class B Note in registered form without interest coupons, substantially in the form of Exhibit B-3 hereto (the "Permanent Global Class B Note"), in accordance with the provisions of such Temporary Global Class a Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class B Note will be exchangeable for definitive Class B Notes in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture.


                                   ARTICLE 8

                                    GENERAL

                 The Class A Notes shall be subject to repurchase by TFFC at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date after the Class A Invested Amount is reduced to an amount less than or equal to 10% of the Class A Initial Invested Amount (the "Class A Repurchase Amount"). The repurchase price for any Class A Note shall equal the aggregate outstanding principal balance of such Class A Note (determined after giving effect to any payments of principal and interest and any allocations of Losses or Recoveries on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance. The Class B Notes shall be subject to repurchase by TFFC at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date after the Class B Invested Amount is reduced to an amount less than or equal to 10% for the Class A Initial Invested Amount (the "Class B Repurchase Amount"). The repurchase price for any Class B Note shall equal the aggregate outstanding principal balance of such Class B Note (determined after giving effect to any payments of principal and interest and any allocations of Losses or Recoveries on such Distribution
Date), plus accrued and unpaid interest on such outstanding principal balance.

                 Payment of Rating Agency Fees. TFFC agrees and covenants with the Servicer to pay all reasonable fees and expenses of the Rating Agencies and to promptly provide all documents and other information that the Rating Agencies may reasonably request.

                 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

                 Exhibit  A-1:    Form of Restricted Global Class A Note
                 Exhibit  A-2:    Form of Temporary Global Class A Note
                 Exhibit  A-3:    Form of Permanent Global Class A Note

                 Exhibit  B-1:    Form of Restricted Global Class B Note
                 Exhibit  B-2:    Form of Temporary Global Class B Note
                 Exhibit  B-3:    Form of Permanent Global Class B Note
                 Exhibit          C:       Form of Consent

                 Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                 Governing Law. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

                 Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 1996-1 Notes affected thereby (including for purposes of determining such aggregate outstanding principal amount, the aggregate outstanding principal amounts of both the Class A Notes and the Class B Notes); and, provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A Notes (and does not affect the Class B Notes in any material respect, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B Notes or (ii) affects only the Class B Notes (and does not affect the Class A Notes in any material respect, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes).

                 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 1996-1 Notes without the consent of the Required Noteholders.

                                 *   *   *   *

                 IN WITNESS WHEREOF, TFFC, the Servicer, Team, as Team Interestholder, and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                TEAM FLEET FINANCING CORPORATION


                                By: Sanford Miller
                                   --------------------------------------
                                   Name:  Sanford Miller
                                   Title: Chairman and Chief
                                          Executive Officer and President


                                TEAM RENTAL GROUP, INC., as
                                  Servicer


                                By: Sanford Miller
                                   --------------------------------------
                                   Name:  Sanford Miller
                                   Title: Chief Executive Miller


                                TEAM RENTAL GROUP, INC.,
                                  as Team Interestholder


                                By: Sanford Miller
                                   --------------------------------------
                                   Name:  Sanford Miller
                                   Title: Chief Executive Officer

                                BANKERS TRUST COMPANY,
                                  as Trustee


                                By: Lillian Peros
                                   --------------------------------------
                                   Name:  Lillian Peros
                                   Title: Assistant Treasurer